                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "AGREEMENT") is dated as of October 16, 2002 and entered into by and among BRAND SERVICES, INC., a Delaware corporation ("BORROWER"), BRAND INTERMEDIATE HOLDINGS, INC. (formerly known as DLJ Brand Holdings, Inc.), a Delaware corporation ("PARENT"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Borrower (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively "SUBSIDIARY GRANTORS") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of the Borrower, Parent, each Subsidiary Grantor, and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS") and CREDIT SUISSE FIRST BOSTON, as agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Hedge Agreement Counterparties (as hereinafter defined).

                             PRELIMINARY STATEMENTS

                  A. Pursuant to the Credit Agreement dated as of October 16, 2002 (said Credit Agreement, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, Lenders, JPMorgan Chase Bank, as syndication agent for Lenders, Credit Suisse First Boston, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT") and, together with J.P. Morgan Securities Inc., joint lead arranger and book manager, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower.

                  B. Borrower may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the "LENDER HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Hedge Agreements are entered into (in such capacity, collectively, "HEDGE AGREEMENT COUNTERPARTIES") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof, together with all Obligations of Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder.

                  C. Parent has executed and delivered that certain Parent Guaranty dated the date hereof (said Parent Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "PARENT GUARANTY") in favor of Secured Party for the benefit of Lenders and any Hedge Agreement Counterparties, pursuant to which Parent has guarantied the prompt payment and performance when due of all Obligations of Borrower under the Credit Agreement and all obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof.



Security Agreement                                                     EXECUTION

                  D. Subsidiary Grantors have executed and delivered that certain Subsidiary Guaranty dated the date hereof (said Subsidiary Guaranty, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders and any Hedge Agreement Counterparties, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all Obligations of Borrower under the Credit Agreement and all obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof.

                  E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Hedge Agreement Counterparties to enter into the Lender Hedge Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

                  SECTION 1. GRANT OF SECURITY.

                  Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

                  (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

                  (b) all inventory in all of its forms, including but not limited to (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "INVENTORY") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

                  (c) all accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments,



                                       2
Security Agreement                                                     EXECUTION
letter-of-credit rights or other rights and obligations, including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to any of the foregoing, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the foregoing, (iii) all claims of such Grantor for damages arising out of any breach of or default under any of the foregoing, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under any of the foregoing, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (any and all such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

                  (d) all deposit accounts, including the restricted deposit account established and maintained by Secured Party pursuant to Section 11 (the "COLLATERAL ACCOUNT"), together with (i) all amounts on deposit from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing ("DEPOSIT ACCOUNTS");

                  (e) the "SECURITIES COLLATERAL", which term means:

                  (i) all Capital Stock in any Person, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any Capital Stock now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 1(e)(i), and the certificates or other instruments representing any Capital Stock and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "PLEDGED SHARES"), and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (ii) all indebtedness evidenced by an instrument from time to time owed to such Grantor by any obligor, including the indebtedness described on Schedule 1(e)(ii) and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "PLEDGED DEBT"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and



                                       3
Security Agreement                                                     EXECUTION

                  (iii) all other investment property of such Grantor;

                  (f) the "INTELLECTUAL PROPERTY COLLATERAL", which term means:

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations and applications specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (the "TRADEMARK REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL");

                  (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in
         Schedule 1(f)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                  (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the



                                       4
Security Agreement                                                     EXECUTION

         United States and any state thereof (including, without limitation, the registrations listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

                  (h) to the extent not included in any other paragraph of this
Section 1, all general intangibles, including, without limitation, tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in the Collateral);

                  (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of Collateral; (ii) whatever is collected on, or distributed on account of, Collateral; (iii) rights arising out of Collateral; (iv) to the extent of the value of the Collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral; (v) to the extent of the value of Collateral, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral (whether or not Secured



                                       5
Security Agreement                                                     EXECUTION

Party is the loss payee thereof); and whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in: (i) any Equipment that is subject to a Lien expressly permitted by the Credit Agreement to the extent such Lien prohibits the Lien otherwise created under this Agreement; provided, that (a) immediately upon the ineffectiveness, lapse or termination of such Lien, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such Lien had never been in effect and
(b) the foregoing shall not limit in any manner a security interest in the Proceeds of such Equipment; and (ii) any of such Grantor's rights or interests in (x) any license, lease, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent that such a grant would, under the terms of such license, lease, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, lease, contract or agreement to which such Grantor is a party or (y) any other property of such Grantor to the extent, but only to the extent, that such a grant would, under the terms of any contract or agreement under which the Grantor has any obligations or duties and to which such property is subject, result in a breach of the terms of, or constitute a default under, such contract or agreement (in each case, other than to the extent any such term would be rendered ineffective pursuant to Section 9-406(d) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (a) immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect and (b) the foregoing shall not limit in any manner a security interest in the Proceeds of such license, lease, contract or agreement.

                  Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York (the "UCC") shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above.

                  SECTION 2. SECURITY FOR OBLIGATIONS.

                  This Agreement secures, and the security interest in the Collateral granted by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "SECURED OBLIGATIONS" means:

                  (a) with respect to Borrower, all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Hedge Agreement,



                                       6
Security Agreement                                                     EXECUTION

                  (b) with respect to Parent, all obligations and liabilities of every nature now or hereafter existing under or arising out of or in connection with the Parent Guaranty; and

                  (c) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Borrower or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Borrower or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Hedge Agreement Counterparty as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

                  SECTION 3. GRANTORS REMAIN LIABLE.

                  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  Each Grantor represents and warrants as follows:

                  (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and except for financing statements as to which the Secured Party shall have received termination statements pursuant to subsection 4.1L(ii) of the Credit Agreement or filings with the United States Patent and Trademark Office or the Copyright Office in respect of Liens securing Indebtedness to be repaid on the Closing Date and as to which filing arrangements reasonably satisfactory to the Secured Party shall have been made for the release thereof, and as may have been filed in favor of Secured Party relating to this Agreement, no



                                       7
Security Agreement                                                     EXECUTION
effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) NEGOTIABLE DOCUMENTS OF TITLE. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

                  (c) TYPE AND JURISDICTION OF ORGANIZATION. Each Grantor's type of organization (i.e., corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization are listed on Schedule 4(c).

                  (d) NAMES. Each Grantor's exact legal name is set forth on the applicable signature page to this Security Agreement or in the case of an Additional Grantor the counterpart to this Agreement executed by such Additional Grantor. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names listed in Schedule 4(d) annexed hereto.

                  (e) DELIVERY OF CERTAIN COLLATERAL. All certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

                  (f) SECURITIES COLLATERAL. (i) All of the Pledged Shares described on Schedule 1(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Debt described on
Schedule 1(e)(ii) has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) except as set forth on Schedule 1(e)(i), the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) with respect to shares of a foreign controlled corporation), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares;
(iv) the Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof; and (vi) Schedule 1(e)(ii) sets forth all of the Pledged Debt in existence on the date hereof.

                  (g) INTELLECTUAL PROPERTY COLLATERAL.

                  (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(i);

                  (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(ii);



                                       8
Security Agreement                                                     EXECUTION

                  (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(f)(iii);

                  (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                  (v) except as set forth in Section 1, no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (h) PERFECTION. The security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders and Hedge Agreement Counterparties hereunder constitute valid security interests in the Collateral (subject to Section 9-306 of the UCC and Liens expressly permitted by the Credit Agreement), securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4(h), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "GRANT"), (iv) in the case of Equipment that is covered by a certificate of title, upon the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, the security interests in the Collateral (other than Collateral consisting of investment property that is not a certificated security or deposit account) granted to Secured Party for the ratable benefit of Lenders and Hedge Agreement Counterparties will constitute perfected security interests therein (except to the extent that recordation of the Lien is required under the laws of any foreign country or any subdivision thereof with respect to the Copyrights, Trademarks and Patents) prior to all other Liens (except for Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                  SECTION 5. FURTHER ASSURANCES.

                  (a) GENERALLY. Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies



                                       9
Security Agreement                                                     EXECUTION
hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) (A) file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of specified items of Collateral and
(C) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby,
(iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) at the request of Secured Party, promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby,
(vii) to the extent permitted under or required under the Credit Agreement, permit any authorized representatives designated by any Lender to visit and inspect the Collateral, upon reasonable notice and, except during the continuance of an Event of Default, no more than once per year, (viii) to the extent permitted under or required under the Credit Agreement, at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and (ix) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (b) SECURITIES COLLATERAL. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities, in the case of certificated securities, required to be pledged hereunder, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "PLEDGE SUPPLEMENT"), in respect of the additional Pledged Shares or Pledged Debt or, in the case of certificated securities, to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 4(f)



                                       10
Security Agreement                                                     EXECUTION
hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  (c) INTELLECTUAL PROPERTY COLLATERAL. Without limiting the generality of the foregoing Section 5(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral material to the operations or business of such Grantor or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent, in each case, material to the operations or business of such Grantor or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, in each case, material to the operations or business of such Grantor, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, in each case, material to the operations or business of such Grantor, each Grantor shall execute and deliver to Secured Party and record in all places where a Grant is recorded an IP Supplement, substantially in the form of Exhibit V (an "IP SUPPLEMENT"), pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.



                                       11
Security Agreement                                                     EXECUTION

                  SECTION 6. CERTAIN COVENANTS OF GRANTORS.

                  Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in such Grantor's name, identity, jurisdiction of incorporation or formation or corporate structure within 15 days of such change;

                  (c) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (d) except as expressly permitted by the Credit Agreement, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such tax, assessment, charge or claim need be paid if it is being contested in good faith by appropriate proceedings, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

                  SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.

                  Each Grantor shall:

                  (a) keep the Equipment and Inventory owned by such Grantor (except to the extent permitted under the Credit Agreement for Equipment and Inventory used or leased in the ordinary course of business) in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken, except in a case where removal of such Equipment and Inventory from such jurisdictions, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

                  (b) cause the Equipment valued in excess of $1,000,000 owned by such Grantor to be maintained and preserved in good condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;



                                       12
Security Agreement                                                     EXECUTION

                  (c) keep, in accordance with past practice, correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

                  (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $2,500,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

                  (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party; and

                  (f) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

                  SECTION 8. SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED CONTRACTS.

                  (a) Each Grantor will hold and preserve its records concerning the Accounts and Related Contracts and all originals of all chattel paper that evidence Accounts and will permit representatives of Secured Party to inspect such records and chattel paper as provided in the Credit Agreement. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

                  (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such



                                       13
Security Agreement                                                     EXECUTION

Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  (d) Each Grantor shall at its expense:

                  (i) if, in Grantor's reasonable judgment, consistent with sound business practices, perform and observe all terms and provisions of the Related Contracts to be performed or observed by it, maintain the Related Contracts in full force and effect, enforce the Related Contracts in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                  (ii) upon the occurrence of an Event of Default and the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Related Contracts, and from time to time (A) furnish to Secured Party such information and reports regarding the Related Contracts as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Related Contracts such demands and requests for information and reports or for action as such Grantor is entitled to make under the Related Contracts.

                  (e) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

                  (i) cancel or terminate any of the material Related Contracts or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the material Related Contracts or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the material Related Contracts;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the material Related Contracts, except as expressly provided therein; or

                  (v) take any other action in connection with the Related Contracts that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.



                                       14
Security Agreement                                                     EXECUTION

                  SECTION 9. SPECIAL COVENANTS WITH RESPECT TO THE SECURITIES COLLATERAL.

                  (a) DELIVERY. Each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

                  (b) COVENANTS. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding Capital Stock of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Shares not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a Subsidiary of such Grantor; (vii) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; and (viii), at the request of Secured Party upon the occurrence of an Event of Default or Potential Event of Default, promptly execute and deliver to Secured Party an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor.

                  (c) VOTING AND DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such



                                       15
Security Agreement                                                     EXECUTION

Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party);
(ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Securities Collateral; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); provided that the foregoing shall not apply to (x) any Restricted Junior Payments permitted under subsection 7.5 of the Credit Agreement or (y) any intercompany indebtedness permitted under subsection 7.1(iv) of the Credit Agreement; and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

                  Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from



                                       16
Security Agreement                                                     EXECUTION
other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

                  In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall terminate upon the cure or waiver of such Event of Default or the payment in full of the Secured Obligations.

                  SECTION 10. SPECIAL COVENANTS WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL.

                  (a) Each Grantor shall:

                  (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                  (ii) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                  (iii) take commercially reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                  (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

                  (v) use a commercially appropriate standard of quality (which may or may not be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and



                                       17
Security Agreement                                                     EXECUTION

                  (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail; provided, however, that Secured Party shall not make such request more than once per year except during the continuation of an Event of Default.

                  (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (c) Each Grantor shall have the duty diligently to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent, in each case, material to its operations or business.



                                       18
Security Agreement                                                     EXECUTION

                  (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral material to its operations or business. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

                  (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, trade names, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.



                                       19
Security Agreement                                                     EXECUTION

                  SECTION 11. COLLATERAL ACCOUNT.

                  Secured Party is hereby authorized to establish and maintain at its office at Eleven Madison Avenue, New York, NY, 10010, or at any other location determined by Administrative Agent as a blocked deposit account in the name of Borrower over which Secured Party has control in accordance with Section 9-104 of the UCC, a restricted deposit account designated as "Brand Services, Inc. Collateral Account". All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party's rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

                  SECTION 12. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

                  Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 7;

                  (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;



                                       20
Security Agreement                                                     EXECUTION

                  (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  SECTION 13. SECURED PARTY MAY PERFORM.

                  Upon the occurrence and during the continuance of an Event of Default, if any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b).

                  SECTION 14. STANDARD OF CARE.

                  The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                  SECTION 15. REMEDIES.

                  (a) Generally. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and



                                       21
Security Agreement                                                     EXECUTION
also may, in each case, to the extent permitted by applicable law (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties,
(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable,
(vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender and (vii) provide entitlement orders with respect to security entitlements and other investment property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Lender or any Hedge Agreement Counterparty may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Hedge Agreement Counterparties (but not any Lender or Hedge Agreement Counterparty in its individual capacity unless Requisite Obligees (as defined in Section 20(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants



                                       22
Security Agreement                                                     EXECUTION
contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

                  (b) SECURITIES COLLATERAL.

                  (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto and notwithstanding the provisions of
         Section 9-610(b) of the UCC, which each Grantor hereby waives, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its reasonable discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to use best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the



                                       23
Security Agreement                                                     EXECUTION
         related prospectus which, in the reasonable opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as reasonably requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and
         (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

                  (iii) Without limiting the generality of subsections 10.2 and
         10.3 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party, and each Lender and each Hedge Agreement Counterparty and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

                  (c) COLLATERAL ACCOUNT. If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Borrower is required to pay to Secured Party an amount (the "AGGREGATE AVAILABLE AMOUNT") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Borrower shall deliver funds in such an amount for deposit in the Collateral Account. If for any reason the aggregate amount delivered by Borrower for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Borrower shall be apportioned among all outstanding Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for



                                       24
Security Agreement                                                     EXECUTION
drawing under each such Letter of Credit (as to such Letter of Credit, the "MAXIMUM AVAILABLE AMOUNT") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which Borrower has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Borrower has deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 17 hereof, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Borrower has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

                  SECTION 16. ADDITIONAL REMEDIES FOR INTELLECTUAL PROPERTY COLLATERAL.

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 10.2 and 10.3 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral material to its operations or business as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the



                                       25
Security Agreement                                                     EXECUTION

Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Encumbrances.

                  SECTION 17. APPLICATION OF PROCEEDS.

                  Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in the Credit Agreement.

                  SECTION 18. INDEMNITY AND EXPENSES.

                  (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Hedge Agreement Counterparty from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party's or such Lender's or such Hedge Agreement Counterparty's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Hedge Agreements, the Credit Agreement and the other Loan Documents



                                       26
Security Agreement                                                     EXECUTION
and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.

                  SECTION 19. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise and (B) any Hedge Agreement Counterparty may assign or otherwise transfer any Lender Hedge Agreement to which it is a party to any other Person in accordance with the terms of such Lender Hedge Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Hedge Agreement Counterparties herein or otherwise.

                  (b) Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, a security interest release may be obtained pursuant to the provisions of the Credit Agreement.

                  SECTION 20. SECURED PARTY AS AGENT.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Hedge Agreement Counterparties. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 15 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, (A) the holders of a majority of the aggregate notional amount under all Lender Hedge Agreements (including Lender Hedge Agreements that have been terminated) or (B) if all Lender Hedge Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender



                                       27
Security Agreement                                                     EXECUTION

Hedge Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 20(a), each Hedge Agreement Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Hedge Agreement Counterparty that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Hedge Agreement Counterparties in accordance with the terms of this
Section 20(a).

                  (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Hedge Agreement Counterparty until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Hedge Agreement Counterparty as to the existence and terms of the applicable Lender Hedge Agreement.

                  SECTION 21. ADDITIONAL GRANTORS.

                  The initial Subsidiary Grantors hereunder shall be such of the Material Subsidiaries of Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Borrower may become parties hereto as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing a Counterpart substantially in the form of Exhibit VI annexed hereto. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party



                                       28
Security Agreement                                                     EXECUTION
hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                  SECTION 22. AMENDMENTS; ETC.

                  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 23. NOTICES.

                  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile in complete and legible form or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                  SECTION 24. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 25. SEVERABILITY.

                  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 26. HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.



                                       29
Security Agreement                                                     EXECUTION

                  SECTION 27. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

                  SECTION 28. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  SECTION 29. WAIVER OF JURY TRIAL.

                  GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF



                                       30
Security Agreement                                                     EXECUTION

ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS
SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 30. COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  SECTION 31. ASSESSMENT OF BORROWER.

                  Lenders, Hedge Agreement Counterparties and Secured Party shall have no obligation to disclose or discuss with any Grantor their assessment, or such Grantor's assessment, of the financial condition of Borrower. Each Grantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents and Lender Hedge Agreements, and such Grantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Each Grantor hereby waives and relinquishes any duty on the part of Secured Party or any Lender or any Hedge Agreement Counterparty to disclose any matter, fact or thing relating to the business, operations or condition of Borrower now known or hereafter known by Secured Party or any Lender or any Hedge Agreement Counterparty.



                                       31
Security Agreement                                                     EXECUTION

                  IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:                              BRAND SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       BRAND SCAFFOLD BUILDERS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       BRAND SCAFFOLD RENTAL & ERECTION, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       HIGHTOWER STAFFING, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BRAND INTERMEDIATE  HOLDINGS, INC.
                                       (FORMERLY KNOWN AS DLJ BRAND HOLDINGS,
                                       INC.)


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      S-1
Security Agreement                                                     EXECUTION

                                       BRAND SCAFFOLD SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BRAND STAFFING SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       BRAND SPECIAL EVENTS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BRAND SCAFFOLD ERECTORS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       SCAFFOLD BUILDING SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      S-2
Security Agreement                                                     EXECUTION

                                       MIKE BROWN-GRANDSTANDS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       KWIKRIG, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       SKYVIEW STAFFING, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       BRANDCRAFT LABOR, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       SKYVIEW SAFETY SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      S-3
Security Agreement                                                     EXECUTION

                                       SCAFFOLD-JAX, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




SECURED PARTY:                         CREDIT SUISSE FIRST BOSTON


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      S-4
Security Agreement                                                     EXECUTION

                               SCHEDULE 1(e)(i) TO
                               SECURITY AGREEMENT

                                    CLASS                                                            PERCENTAGE OF
                              OF STOCK OR EQUITY          STOCK            PAR        NUMBER OF       OUTSTANDING
       STOCK ISSUER                INTEREST         CERTIFICATE NOS.      VALUE        SHARES        SHARES PLEDGED
       ------------           ------------------    ----------------      -----       ---------      --------------








                                 Sch. 1(e)(i)-1
Security Agreement                                                     EXECUTION

                              SCHEDULE 1(e)(ii) TO
                               SECURITY AGREEMENT

                                                                                              AMOUNT OF
                                  DEBT ISSUER                                                INDEBTEDNESS
                                  -----------                                                ------------








                                 Sch. 1(e)(ii)-1
Security Agreement                                                     EXECUTION

                               SCHEDULE 1(f)(i) TO
                               SECURITY AGREEMENT

U.S. TRADEMARKS:

                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date
       ----------------                   -----------                   ------------                   ------------




FOREIGN TRADEMARKS:

                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date
       ----------------                   -----------                   ------------                   ------------






                                 Sch. 1(f)(i)-1
Security Agreement                                                     EXECUTION

                              SCHEDULE 1(f)(ii) TO
                               SECURITY AGREEMENT

U.S. PATENTS ISSUED:

         Patent No.                    Issue Date                    Invention                    Inventor
         ----------                    ----------                    ---------                    --------




U.S. PATENTS PENDING:

       Applicant's                Date                Application
           Name                   Filed                 Number                Invention              Inventor
       -----------                -----               -----------             ---------              --------




FOREIGN PATENTS ISSUED:

         Patent No.                    Issue Date                    Invention                    Inventor
         ----------                    ----------                    ---------                    --------




FOREIGN PATENTS PENDING:

      Applicant's                 Date                Application
          Name                    Filed                 Number                Invention              Inventor
      -----------                 -----               -----------             ---------              --------






                                 Sch. 1(f)(ii)-1
Security Agreement                                                     EXECUTION

                              SCHEDULE 1(f)(iii) TO
                               SECURITY AGREEMENT

U.S. COPYRIGHTS:

            Title                   Registration No.               Date of Issue              Registered Owner
            -----                   ----------------               -------------              ----------------




FOREIGN COPYRIGHT REGISTRATIONS:

           Country                        Title                  Registration No.               Date of Issue
           -------                        -----                  ----------------               -------------




PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

            Title                     Reference No.         Date of Application              Copyright Claimant
            -----                     -------------         -------------------              ------------------




PENDING FOREIGN COPYRIGHT REGISTRATIONS & APPLICATIONS:

           Country                        Title                  Registration No.               Date of Issue
           -------                        -----                  ----------------               -------------






                                Sch. 1(f)(iii)-1
Security Agreement                                                     EXECUTION

                                  SCHEDULE 4(c)

                                       TO

                               SECURITY AGREEMENT


   NAME OF        TYPE OF         OFFICE        JURISDICTION OF         ORGANIZATION
   GRANTOR      ORGANIZATION     LOCATIONS       ORGANIZATION              NUMBER
   -------      ------------     ---------      ---------------         ------------






                                   Sch. 4(c)-1
Security Agreement                                                     EXECUTION

                                  SCHEDULE 4(d)

                                       TO

                               SECURITY AGREEMENT

                                   OTHER NAMES

NAME OF GRANTOR                                             OTHER NAMES
---------------                                             -----------







                                   Sch. 4(d)-1
Security Agreement                                                     EXECUTION

                                  SCHEDULE 4(h)

                                       TO

                               SECURITY AGREEMENT

                                 FILING OFFICES

Grantor                                                      Filing Offices
-------                                                      --------------







                                   Sch. 4(h)-1
Security Agreement                                                     EXECUTION

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                      GRANT OF TRADEMARK SECURITY INTEREST

                  WHEREAS, [**NAME OF GRANTOR**], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

                  WHEREAS, Brand Services, Inc., a Delaware corporation ("BORROWER"), has entered into a Credit Agreement dated as of October 16, 2002 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), JPMorgan Chase Bank, as syndication agent for Lenders, Credit Suisse First Boston, as Administrative Agent for Lenders (in such capacity, "SECURED PARTY") and, together with J.P. Morgan Securities Inc., joint lead arranger and book manager, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and

                  WHEREAS, Borrower may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the "LENDER HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Hedge Agreements are entered into (in such capacity, collectively, "HEDGE AGREEMENT COUNTERPARTIES"); and

                  [**Insert if Grantor is a Subsidiary:**] [**WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 16, 2002 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Hedge Agreement Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents and all obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof; and**]

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of October 16, 2002 (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security



                                    Exh. I-1
Grant of Trademark                                                     EXECUTION
Security Interest

Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "TRADEMARK REGISTRATIONS"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"); and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Trademark Collateral; (b) whatever is collected on, or distributed on account of, the Trademark Collateral; (c) rights arising out of the Trademark Collateral; (d) to the extent of the value of the Trademark Collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Trademark Collateral; (e) to the extent of the value of the Trademark Collateral, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Trademark Collateral (whether or not Secured Party is the loss payee thereof); and (f) whatever is receivable or received when the Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                  [Remainder of page intentionally left blank.]



                                    Exh. I-2
Grant of Trademark                                                     EXECUTION
Security Interest

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, 200__.

                                       [**NAME OF GRANTOR**]


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       S-1
Grant of Trademark                                                     EXECUTION
Security Interest

                                   SCHEDULE A

                                       TO

                      GRANT OF TRADEMARK SECURITY INTEREST

                                         United States
                                           Trademark                    Registration                   Registration
Registered Owner                          Description                      Number                          Date
----------------                         -------------                  ------------                   ------------






                                       A-1
Grant of Trademark                                                     EXECUTION
Security Interest

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                        GRANT OF PATENT SECURITY INTEREST

                  WHEREAS, [**NAME OF GRANTOR**], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

                  WHEREAS, Brand Services, Inc., a Delaware corporation ("BORROWER"), has entered into a Credit Agreement dated as of October 16, 2002 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), JPMorgan Chase Bank, as syndication agent for Lenders, Credit Suisse First Boston, as Administrative Agent for Lenders (in such capacity, "SECURED PARTY") and, together with J.P. Morgan Securities Inc., joint lead arranger and book manager, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and

                  WHEREAS, Borrower may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the "LENDER HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Hedge Agreements are entered into (in such capacity, collectively, "HEDGE AGREEMENT COUNTERPARTIES"); and

                  [**Insert if Grantor is a Subsidiary:**] [**WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 16, 2002 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Hedge Agreement Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents and all obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof; and**]

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of October 16, 2002 (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security



                                    Exh. II-1
Grant of Patent                                                        EXECUTION
Security Interest

Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Patent Collateral; (b) whatever is collected on, or distributed on account of, the Patent Collateral; (c) rights arising out of the Patent Collateral; (d) to the extent of the value of the Patent Collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Patent Collateral; (e) to the extent of the value of the Patent Collateral, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Patent Collateral (whether or not Secured Party is the loss payee thereof); and (f) whatever is receivable or received when the Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                  [Remainder of page intentionally left blank.]



                                    Exh. II-2
Grant of Patent                                                        EXECUTION
Security Interest

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ________, 200__.

                                       [**NAME OF GRANTOR**]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       S-1
Grant of Patent                                                        EXECUTION
Security Interest

                                   SCHEDULE A

                                       TO

                        GRANT OF PATENT SECURITY INTEREST

PATENTS ISSUED:

         Patent No.                    Issue Date                    Invention                    Inventor
         ----------                    ----------                    ---------                    --------




PATENTS PENDING:

      Applicant's                 Date                Application
          Name                    Filed                 Number                Invention              Inventor
      -----------                 -----               -----------             ---------              --------






                                    Sch. A-1
Grant of Patent                                                        EXECUTION
Security Interest

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                      GRANT OF COPYRIGHT SECURITY INTEREST

                  WHEREAS, [**NAME OF GRANTOR**], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

                  WHEREAS, Brand Services, Inc., a Delaware corporation ("BORROWER"), has entered into a Credit Agreement dated as of October 16, 2002 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), JP Morgan Chase Bank, as syndication agent for Lenders, Credit Suisse First Boston, as Administrative Agent for Lenders (in such capacity, "SECURED PARTY") and together with J.P. Morgan Securities, Inc., joint lead arranger and book manager, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and

                  [**WHEREAS, Borrower may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the "LENDER HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Hedge Agreements are entered into (in such capacity, collectively, "HEDGE AGREEMENT COUNTERPARTIES"); and

                  [**Insert if Grantor is a Subsidiary:**] [**WHEREAS, Grantor has executed and delivered that certain Guaranty dated as of October 16, 2002 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Hedge Agreement Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents and all obligations of Borrower under the Lender Hedge Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof; and**]

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of October 16, 2002 (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security



                                   Exh. III-1
Grant of Copyright                                                     EXECUTION
Security Interest

Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

                  (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

                  (iv) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes
         (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Copyright Collateral; (b) whatever is collected on, or distributed on account of, the Copyright Collateral;
         (c) rights arising out of the Copyright Collateral; (d) to the extent of the value of the Copyright Collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Copyright Collateral; (e) to the extent of the value of the Copyright Collateral, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Copyright Collateral (whether or not Secured Party is the loss payee thereof); and (f) whatever is



                                   Exh. III-2
Grant of Copyright                                                     EXECUTION
Security Interest
         receivable or received when the Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                  [Remainder of page intentionally left blank.]



                                   Exh. III-3
Grant of Copyright                                                     EXECUTION
Security Interest

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ________, 200__.

                                       [**NAME OF GRANTOR**]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       S-1
Grant of Copyright                                                     EXECUTION
Security Interest

                                   SCHEDULE A

                                       TO

                      GRANT OF COPYRIGHT SECURITY INTEREST

U.S. COPYRIGHTS:

            Title                   Registration No.               Date of Issue              Registered Owner
            -----                   ----------------               -------------              ----------------




PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:


            Title                     Reference No.             Date of Application          Copyright Claimant
            -----                     -------------             -------------------          ------------------






                                    Sch. A-1
Grant of Copyright                                                     EXECUTION
Security Interest

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

                  This PLEDGE SUPPLEMENT, dated __________ ___, 200__ is delivered pursuant to the Security Agreement, dated October 16, 2002 between Brand Services, Inc., a Delaware corporation ("GRANTOR"), the other Grantors named therein, and Credit Suisse First Boston, as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

                  Grantor hereby agrees that the [**Pledged Shares**] [**Pledged Debt**] listed on the schedule attached hereto shall be deemed to be part of the [**Pledged Shares**] [**Pledged Debt**] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

                  IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly executed and delivered by its duly authorized officer as of
_______________.

                                       [**GRANTOR**]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                    Exh. IV-1
Pledge Supplement                                                      EXECUTION

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                                  IP SUPPLEMENT

                  This IP SUPPLEMENT, dated _______ ___, 200__, is delivered pursuant to and supplements (i) the Security Agreement, dated as of October 16, 2002 (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Brand Services, Inc., a Delaware corporation, [**Insert name of Grantor**], a ________ corporation, the other Grantors named therein, and Credit Suisse First Boston, as Secured Party, and
(ii) the [**Grant of Trademark Security Interest**] [**Grant of Patent Security Interest**] [**Grant of Copyright Security Interest**] dated as of ________ ___, 200__ (the "GRANT") executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

                  [**"Grantor"**] grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [**Trademark Collateral**] [**Patent Collateral**] [**Copyright Collateral**] listed on Schedule A attached hereto. All such [**Trademark Collateral**] [**Patent Collateral**] [**Copyright Collateral**] shall be deemed to be part of the [**Trademark Collateral**] [**Patent Collateral**] [**Copyright Collateral**] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

                  IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                       [**NAME OF GRANTOR**]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                    Exh. V-1
IP Supplement                                                          EXECUTION

                                                                   EXHIBIT VI TO
                                                              SECURITY AGREEMENT

                                   COUNTERPART

                  This COUNTERPART (this "COUNTERPART"), dated _______ ___, 200__ is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of October 16, 2002 (said Security Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Brand Services, Inc., a Delaware corporation, the other Grantors named therein, and Credit Suisse First Boston, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

                  (v) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement(1);

                  (vi) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

                  (vii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

                                       [**NAME OF ADDITIONAL GRANTOR**]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



----------

(1) The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.



                                    Exh. VI-1
Counterpart                                                            EXECUTION